UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Gyre Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! GYRE THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET GYRE THERAPEUTICS, INC. 12770 HIGH BLUFF DRIVE SUITE 150 SAN DIEGO, CA 92130 V95075-P51256 You invested in GYRE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 27, 2026. If you would like to request a paper or email copy of the proxy materials or materials for future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2026 10:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/GYRE2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items
1. Election of Class II Directors for terms expiring in 2029. For Nominees: 01) David M. Epstein, Ph.D. 02) Dan Weng, M.D. 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of Grant Thornton Zhitong Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 4. To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock, par value $0.001 per share, upon conversion of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.